As filed with the Securities and Exchange Commission on November 17, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 10, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On November 4, November 8, November 9, November 10, November 11, November 14, November 15, November 16 and November 17, 20111, Bank of America Corporation (the “Registrant”) entered into separate agreements with certain institutional preferred and trust preferred security holders (the “Exchange Agreements”) pursuant to which the Registrant and each such security holder agreed to exchange shares, or depositary shares representing fractional interests in shares, of various series of the Registrant’s outstanding preferred stock, par value $0.01 per share (the “Preferred Stock”), or trust preferred securities of various trusts formed by or on behalf of the Registrant or its predecessor companies (the “Trust Preferred Securities”), as applicable, for an aggregate of 185,482,705 shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”) and an aggregate principal amount of $998.1 million of senior notes of the Registrant (the “Senior Notes”).

Pursuant to the Exchange Agreements, the Registrant will receive outstanding shares of Preferred Stock with an aggregate liquidation preference of $590.4 million and Trust Preferred Securities with an aggregate liquidation preference of $2.1 billion. To the extent the exchanges are not already settled, they are expected to settle on or before November 23, 2011.

The 185,482,705 shares of Common Stock represent approximately 1.83% of the Registrant’s outstanding shares of Common Stock as of October 31, 2011. The Senior Notes with an aggregate principal amount of $998.1 million consisted of $273.9 million of 5.625% Notes due October 14, 2016, $660.9 million of 6.000% Notes due September 1, 2017 and $63.3 million of 6.500% Notes due August 1, 2016. The shares of Common Stock and Senior Notes are being issued in reliance upon the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by the issuer and an existing security holder where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.

The Registrant expects that the exchanges described in this Report, in the aggregate, will result in an increase of approximately $1.88 billion in Tier 1 common capital, and increase the Registrant’s Tier 1 common capital ratio by approximately 14 basis points under Basel I.

[1]	Exchange Agreements entered into on November 17, 2011 are included in this report solely through the close of business London, England time on such date.

The table below lists the title of each applicable series of Preferred Stock or Trust Preferred Securities and the corresponding aggregate liquidation preference or principal amount covered by the Exchange Agreements.

Title of Preferred Stock or Trust Preferred Securities	Aggregate Liquidation Preference or Principal Amount
6.204% Non-Cumulative Preferred Stock, Series D	$2,875,000
Floating Rate Non-Cumulative Preferred Stock, Series E	$11,625,000
7.25% Non-Cumulative Preferred Stock, Series J	$87,500
Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K	$105,915,000
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	$181,847,000
Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series M	$66,700,000
Floating Rate Non-Cumulative Preferred Stock, Series 1	$19,283,625
Floating Rate Non-Cumulative Preferred Stock, Series 2	$100,736,825
6.375% Non-Cumulative Preferred Stock, Series 3	$4,250,000
Floating Rate Non-Cumulative Preferred Stock, Series 4	$29,588,775
Floating Rate Non-Cumulative Preferred Stock, Series 5	$67,375,000
6.700% Non-Cumulative Preferred Stock, Series 6	$112,500
7% Capital Securities of BAC Capital Trust II	$250,000
5 7/8% Capital Securities of BAC Capital Trust IV	$1,125,000
6% Capital Securities of BAC Capital Trust V	$500,000
5 5/8% Capital Securities of BAC Capital Trust VI	$245,040,000
5 1/4% Capital Securities of BAC Capital Trust VII	$758,467,000[2]
6% Capital Securities of BAC Capital Trust VIII	$500,000
6 1/4 % Capital Securities of BAC Capital Trust X	$2,125,000
6 5/8% Capital Securities of BAC Capital Trust XI	$65,185,000
Floating Rate Capital Securities of BAC Capital Trust XV	$412,497,000
7.83% Capital Securities of NB Capital Trust II	$40,524,000
Floating Rate Capital Securities of NB Capital Trust III	$182,789,000
8 1/4% Capital Securities of NB Capital Trust IV	$23,594,000
7.92% Capital Securities of Fleet Capital Trust II	$46,720,000
Floating Rate Capital Securities of Fleet Capital Trust V	$115,964,000
Floating Rate Capital Securities of BankBoston Capital Trust III	$117,535,000
Floating Rate Capital Securities of BankBoston Capital Trust IV	$80,986,000

[2]	Represents £483.1 million of Trust Preferred Securities, which utilizes a conversion rate of $1.57 per £1.

Forward-Looking Statements

Certain statements in this Report represent the current expectations, plans or forecasts of Bank of America and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” The forward-looking statements made in this Report include, without limitation, statements concerning: the expectation that to the extent not already settled, the exchanges will settle on or before November 23, 2011, the resulting increase in the Registrant’s Tier 1 common capital by approximately, $1.88 billion under Basel I, and the resulting increase in the Registrant’s Tier 1 common capital ratio by approximately 14 basis points under Basel I. Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed under Item 1A. “Risk Factors” of Bank of America’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, Item 1A. “Risk Factors” of Bank of America’s Annual Report on Form 10-K for the year ended December 31, 2010 and in any of Bank of America’s other subsequent Securities and Exchange Commission filings: the expectation that to the extent not already settled, the exchanges will settle on or before November 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig T. Beazer
Craig T. Beazer Deputy General Counsel

Dated: November 17, 2011